UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2008

PSS WORLD MEDICAL, INC.

(Exact name of Registrant as specified in its charter)

Commission File Number: 0-23832

Florida	59-2280364
(State or other jurisdiction	(IRS Employer
of incorporation or organization)	Identification Number)

4345 Southpoint Blvd.
Jacksonville, Florida	32216
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code	(904) 332-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 12, 2008, the Board of Directors of PSS World Medical, Inc. (the “Company”) appointed Steven T. Halverson to serve on its Board of Directors, effective as of such date. In addition, Mr. Halverson was appointed to serve on the Strategic Planning Committee of the Board of Directors. A copy of the press release announcing the appointment of Mr. Halverson to the Company’s Board of Directors is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Restatement of Amended and Restated Articles of Incorporation

On December 12, 2008, the Board of Directors of the Company approved a restatement of the Amended and Restated Articles of Incorporation of the Company, effective on such date, a copy of which is attached as Exhibit 99.2 to this Current report on Form 8-K.  Such restatement consolidates previous amendments and deletes historical information that is no longer relevant or applicable without any substantive change to the Amended and Restated Articles of Incorporation of the Company.

Amendment to Amended and Restated Bylaws

On December 12, 2008, the Board of Directors of the Company approved amendments to the Company’s prior Amended and Restated Bylaws, effective as of such date. The following is a summary of the more significant amendments (in addition to certain immaterial and administrative amendments):

Article I	Meetings of Shareholders
Section 1	Annual Meeting. Clarifies that the business to be transacted at an annual meeting will be limited to the election of directors and such other business as properly comes before the meeting.
Section 2	Special Meetings. Clarifies method by which shareholders may call special meetings and specifies that the Board of Directors will establish the meeting date for any meeting called by shareholders.
Section 4	Notice. Clarifies that notice may be given by electronic means and permits the Company to cease mailing paper materials to invalid shareholder addresses.
Section 5	Notice of Adjourned Meetings. Minor revisions to more closely conform to Florida law.
Section 7	Shareholder Voting and Quorum. Revisions to more closely conform to Florida law.

Sections 8 and 9	Voting of Shares and Proxies. Revised to more closely conform to Florida law.
Section 12

Actions to be Taken at an Annual Meeting of Shareholders. This section was primarily amended to (1) expand the types of information a proponent must supply in his or her initial notice to include (among other items) information about derivative and short positions and other arrangements involving the Company or its stock, and (2) require much of that information to be updated as of the record date for the shareholders meeting.

Section 13

Conduct of Meeting and Order of Business. Revised to clarify that either the Board of Directors or the Chair of a shareholders meeting may adopt procedures for the conduct of the meeting, and expanding (for purposes of clarification) the list of topics that those procedures may address.

Article II	Directors
Section 7	Vacancies. Revised to more closely conform to Florida law.
Section 8	Quorum and Voting. Revised to conform to the Articles of Incorporation or other Bylaw provisions that contemplate greater vote requirements.
Section 10	Executive and Other Committees. Revised to eliminate express references to Audit and Compensation Committees, and to clarify that a committee’s responsibilities may be reflected in its charter.
Section 14

Nominations for Election of Directors. Similar to Section 12 of Article I, this section was primarily amended to (1) expand the types of information a nominator must supply in his or her initial notice to include (among other items) information about derivative and short positions and other arrangements involving the Company or its stock, and (2) require much of that information to be updated as of the record date for the shareholders meeting.

Article III	Officers
Section 1

Officers. Revised to reflect Chief Executive Officer as an explicit executive officer position. Revisions also provide additional flexibility on the timing of appointment of officers and express Board authority to designate some officers as “executive officers.”

Section 2	Duties. Revised to reflect relative authorities of Chief Executive Officer and President.
Section 3	Removal of Officers. Revised to clarify officer removal authorities of the Board and the Chief Executive Officer.
Sections 4, 5 and 6

Compensation, Signing Checks and Other Instruments, and Voting Shares in Other Corporations. New sections expressly authorizing the Board to delegate to a committee decisions about its own compensation, procedures for delegating authority for check signing and similar matters, and authority to vote shares of other corporations held by the Company.

Article IV	Stock Certificates. Various changes throughout Article IV to reflect change in Florida law to permit uncertificated shares.
Article VI	Dividends. Change to acknowledge possibility that some future issue of preferred stock might limit dividends on common stock.
Article IX	Indemnification
Section 1	Indemnification. Revised to more closely conform to current Florida law, while still retaining the scope of existing indemnification for directors and officers.
Section 2	Successful Defense of Proceedings. New section confirming right to be indemnified upon successful defense of claims.
Section 3

Advance of Expenses. Revised to require advancement within 60 days of request and clarifying that, for directors and officers, advancement is without interest and their reimbursement obligation is unsecured.

Section 5

Nonexclusivity of Indemnification and Advancement of Expenses. New section confirming that Bylaws indemnification is not exclusive, and that the Company may enter into indemnification agreements, subject to limitations under Florida law.

Section 6 (former Section 5)

Survival. Revised to clarify that right to indemnification and advancement are contractual and cannot be adversely affected by amendments to the Bylaws after the occurrence of acts or events that may give rise to rights to indemnification.

Section 9	Definitions. Collecting key indemnification-related definitions into a single section, with conforming changes in other sections.

The foregoing summary is a brief description of the approved amendments to the Company’s prior Amended and Restated Bylaws and is qualified in its entirety by reference to the full text of the approved Amended and Restated Bylaws, a copy of which is attached as Exhibit 99.3 to this Current report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

Exhibit

Number	Description
99.1	Press Release dated December 12, 2008.
99.2	Restatement of Amended and Restated Articles of Incorporation, dated December 12, 2008.
99.3	Amended and Restated Bylaws, dated December 12, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 17, 2008

PSS WORLD MEDICAL, INC.
By:	/s/ David M. Bronson
Name: David M. Bronson Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit

Number	Description
99.1	Press Release dated December 12, 2008.
99.2	Restatement of Amended and Restated Articles of Incorporation, dated December 12, 2008.
99.3	Amended and Restated Bylaws, dated December 12, 2008.